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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported)   November 5, 1996
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                      Norwest Auto Receivables Corporation
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            (Exact Name of Registrant as Specified in its Charter)



                                   Delaware
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                (State or Other Jurisdiction of Incorporation)



              333-7961                                51-0378359
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    (Commission File Number)             (I.R.S. Employer Identification No.)



  100 West Commons Boulevard, Suite 212, New Castle, Delaware       19720
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     (Address of Principal Executive Offices)                     (Zip Code)



                                (302) 324-9018
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             (Registrant's Telephone Number, Including Area Code)



                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)



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Item 5. Other Events.

      The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7. Financial Statements and Exhibits.

      (c)  Exhibits.


Exhibit

  No.       Document Description
-------     --------------------

1.1         Underwriting Agreement among Norwest Auto Receivables
            Corporation, Lehman Brothers Inc., as Representative of the several underwriters, and Norwest Corporation, dated as of November 5, 1996.

4.1 Indenture between Norwest Auto Trust 1996-A and The Chase Manhattan Bank, as indenture trustee, dated as of November 13, 1996.

4.2         Trust Agreement between Norwest Auto Receivables
            Corporation, as depositor, and Wilmington Trust Company, as trustee, dated as of November 13, 1996.

99.1 Sale and Servicing Agreement among Norwest Auto Receivables Corporation, as seller, Norwest Bank Minnesota, N.A., as servicer, Norwest Corporation, Wilmington Trust Company, as trustee, and The Chase Manhattan Bank, as indenture trustee, dated as of November 13, 1996.

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   NORWEST AUTO RECEIVABLES CORPORATION
                                      (Registrant)




Dated:  November 20, 1996         By: /s/ Jerome W. Fons III
                                     ------------------------------------
                                   Name:  Jerome W. Fons III

                                   Title: Vice President


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                                   INDEX TO EXHIBITS



Exhibit
  No.       Document Description
-------     --------------------

1.1         Underwriting Agreement among Norwest Auto Receivables
            Corporation, Lehman Brothers Inc., as Representative of the several underwriters, and Norwest Corporation, dated as of November 5, 1996.

4.1 Indenture between Norwest Auto Trust 1996-A and The Chase Manhattan Bank, as indenture trustee, dated as of November 13, 1996.

4.2         Trust Agreement between Norwest Auto Receivables
            Corporation, as depositor, and Wilmington Trust Company, as trustee, dated as of November 13, 1996.

99.1 Sale and Servicing Agreement among Norwest Auto Receivables Corporation, as seller, Norwest Bank Minnesota, N.A., as servicer, Norwest Corporation, Wilmington Trust Company, as trustee, and The Chase Manhattan Bank, as indenture trustee, dated as of November 13, 1996.